UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2015 (December 22, 2015)

NEWELL RUBBERMAID INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Glenlake Parkway

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2015, Newell Rubbermaid Inc. (the “Company”) entered into a Fourth Amendment (the “Amendment”) to its five-year revolving credit agreement (as amended or supplemented from time to time, the “Credit Agreement”) with a syndicate of banks led by JPMorgan Chase Bank, N.A., as Administrative Agent. The Amendment, among other things: (1) excludes the impact of certain expenses related to the recently completed acquisition of Elmer’s Products, Inc. and the recently announced agreement to combine with Jarden Corporation (“Jarden”) on the calculation of the Company’s interest coverage ratio and (2) increases the required ratio of total indebtedness to total capital from 0.60 to 1.00 to 0.65 to 1.00 until the first anniversary of the completion of the Jarden acquisition.

Except as set forth in the preceding paragraph, the original terms and conditions of the Credit Facility have not been materially amended by the Amendment.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2015, the Organizational Development & Compensation Committee (the “Committee”) of the Board of Directors of the Company approved equity and cash retention awards to Mark S. Tarchetti in connection with the Company’s recently announced agreement to combine with Jarden. As previously disclosed, Mr. Tarchetti will serve as the Company’s Chief Development Officer though the end of 2015, after which time he will remain employed by the Company and supervise the development and implementation of a number of corporate strategic initiatives. Upon completion of the combination with Jarden, Mr. Tarchetti is expected to become President of the Company.

The Committee made the following retention equity awards to Mr. Tarchetti:

•	17,988 time-based restricted stock units which shall vest as follows: one-third shall vest on February 12, 2017, one-third shall vest on the second anniversary of the award date and the remaining one-third shall vest on the third anniversary of the award date (the “2014 Time-Based RSU Equivalent Award”).

•	14,333 time-based restricted stock units which shall vest as follows: two-thirds shall vest on February 11, 2018, and the remaining one-third shall vest on the third anniversary of the award date (the “2015 Time-Based RSU Equivalent Award”).

•	26,982 performance-based restricted stock units to vest on February 12, 2017, and which shall be subject to the satisfaction of the same performance criteria as awards made on February 12, 2014 pursuant to the Newell Rubbermaid Inc. Long-Term Incentive Plan for 2014 (the “2014 Performance-Based RSU Equivalent Award”).

•	21,499 performance-based restricted stock units to vest on February 11, 2018, and which shall be subject to the satisfaction of the same performance criteria as awards made on February 11, 2015 pursuant to the Long Term Incentive Performance Pay Terms and Conditions under the Company’s 2013 Incentive Plan as updated February 10, 2015 (the “2015 Performance-Based RSU Equivalent Award”).

Each of the 2014 Time-Based RSU Equivalent Award, 2014 Performance-Based RSU Equivalent Award, 2015 Time-Based RSU Equivalent Award and 2015 Performance-Based RSU Equivalent Award shall be subject to the same terms and conditions set forth in the Company’s forms of agreement for restricted stock unit awards for similar awards made in 2014 and 2015, respectively, as revised to reflect the vesting dates set forth above.

The Committee also approved the following retention cash payments to Mr. Tarchetti:

•	A payment in the amount of $25,543, to reflect dividend equivalent payments he would have received through December 28, 2015 had he been granted the 2014 Time-Based RSU Equivalent Award on February 12, 2014.

•	A payment in the amount of $10,893, to reflect the dividend equivalent payments he would have received through December 28, 2015 had he been granted the 2015 Time-Based RSU Equivalent Award on February 11, 2015.

•	A payment to be made following the vesting of the 2014 Performance-Based RSU Equivalent Award on February 12, 2017 which shall be equivalent to the amount of dividend equivalents he would have received had he been granted the 2014 Performance-Based RSU Equivalent Award on February 12, 2014, less the amount he receives under the 2014 Performance-Based RSU Equivalent Award upon vesting.

•	A payment to be made following the vesting of the 2015 Performance-Based RSU Equivalent Award on February 11, 2018 which shall be equivalent to the amount of dividend equivalents he would have received had he been granted the 2015 Performance-Based RSU Equivalent Award on February 11, 2015, less the amount he receives under the 2015 Performance-Based RSU Equivalent Award upon vesting of such award.

The foregoing summary is qualified in its entirety by reference to the 2014 Restricted Stock Unit Award Agreement and the 2015 Restricted Stock Unit Award Agreement, copies of which are filed as Exhibits 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

Caution Concerning Forward Looking Statements

Statements that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the timing of completion of the proposed combination, the expected benefits of the proposed combination, management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies therefrom, and anticipated future financial and operating performance results, including operating margin or gross margin capital and other expenditures, cash flow, dividends, restructuring and other project costs, costs and cost savings, and debt ratings. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the necessary shareholder approvals may not be obtained; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the proposed combination will not be consummated in a timely manner; risks that any of the closing conditions to the proposed combination may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed combination; the risk that we are unable to retain our investment grade rating; failure to realize the benefits expected from the proposed combination; failure to promptly and effectively integrate the combination; and the effect of the announcement of the proposed combination on the ability of Newell Rubbermaid to retain customers and retain and hire key personnel, maintain relationships with suppliers, on its operating results and businesses generally and those factors listed in Newell Rubbermaid’s most recently filed Quarterly Report on Form 10-Q and exhibit 99.1 thereto, in each case, filed with the Securities and Exchange Commission (“SEC”). Changes in such assumptions or factors could produce significantly different results. The information contained in this Current Report on Form 8-K is as of the date indicated. Newell Rubbermaid does not assume any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information or future events or developments.

Additional Information and Where to Find It

In connection with the proposed combination, Newell Rubbermaid and Jarden will file a registration statement on Form S-4 that will include the Joint Proxy Statement of Newell Rubbermaid and Jarden that also constitutes a prospectus of Newell Rubbermaid. Newell Rubbermaid and Jarden plan to mail to their respective shareholders the Joint Proxy Statement/Prospectus in connection with the combination. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PROPOSED COMBINATION. Investors and shareholders will be able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Jarden by accessing Jarden’s website at www.Jarden.com by clicking on the “For Investors” link and then clicking on the “SEC Filings” link or by contacting Jarden Investor Relations at rwilson@jarden.com or by calling 203-845-5300. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 1, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on February 12, 2015, May 19, 2015, October 9, 2015, November 16, 2015 and December 14, 2015. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015, June 9, 2015 and December 17, 2015. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Fourth Amendment dated as of December 22, 2015 to the Credit Agreement dated as of December 2, 2011 among Newell Rubbermaid Inc., the subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	2014 Restricted Stock Unit Equivalent Award Agreement dated as of December 28, 2015 between Newell Rubbermaid Inc. and Mark S. Tarchetti.

10.3	2015 Restricted Stock Unit Equivalent Award Agreement dated as of December 28, 2015 between Newell Rubbermaid Inc. and Mark S. Tarchetti.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2015

NEWELL RUBBERMAID INC.

By:	/s/ Bradford R. Turner
Bradford R. Turner
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment dated as of December 22, 2015 to the Credit Agreement dated as of December 2, 2011 among Newell Rubbermaid Inc., the subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	2014 Restricted Stock Unit Equivalent Award Agreement dated as of December 28, 2015 between Newell Rubbermaid Inc. and Mark S. Tarchetti.

10.3	2015 Restricted Stock Unit Equivalent Award Agreement dated as of December 28, 2015 between Newell Rubbermaid Inc. and Mark S. Tarchetti.